SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2003

                        Commission File Number: 000-31567

                           Rapid Bio Tests Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               35-0511303
------                                                               ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

5409 Ivy Street, Springfield, Oregon                                      94748
------------------------------------                                      -----
(Address of principal executive offices)                             (Zip Code)

                                 (541) 686-5989
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                Vitatonics Corp.
                                ----------------
                   (Former name, if changed since last report)

                   38 Thorn Oak, Dove Canyon, California 92679
                 (Former Address of Principal Executive Offices)

                                  (949)589-8912
                                  -------------
           (Registrant's Former Telephone Number, Including Area Code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
-----------------------------------------

Concurrent with its name change on June 16, 2003, from Vitatonics Corp. to Rapid Bio Tests Corporation, ("Registrant"), Geoffrey V.F. Seaman, Ph.D. was appointed as President, Chief Executive Officer and a director of the Registrant. Additionally, Paul Hemmes, Ph.D. was appointed as Secretary, Treasurer, Chief Financial Officer and a director of the Registrant, and David H. Regan, M.D. was appointed as Vice President of Medical Affairs and a director of the Registrant. Drs. Seaman, Hemmes and Regan also executed Employment and Asset Purchase Agreements dated June 16, 2003 (the "Asset Purchase and Employment Agreements"). The Agreements are attached to this Form 8-K as Exhibits 2.1, 2.2, and 2.3. Pursuant to these transactions, Daniel McCormick resigned as an officer and director of the Registrant, George Farquhar resigned as and officer of the Registrant, and Dennis McCormick resigned as director of the Registrant.

The following table sets forth certain information regarding the beneficial ownership of the Registrant's common stock as of June 16, 2003, by each person or entity known by the Registrant to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of the Registrant's directors and named executive officers, and all of the Registrant's directors and executive officers as a group.

TITLE OF CLASS             NAME AND ADDRESS OF BENEFICIAL OWNER            AMOUNT AND NATURE OF            PERCENT OF CLASS
                                                                             BENEFICIAL OWNER
-----------------------    --------------------------------------     --------------------------------     -----------------
Common Stock               Geoffrey V.F. Seaman, Ph.D.                       21,000,000 shares(1)
                           5409 Ivy Street                              president, chief executive              69.7%
                           Springfield, OR 97478                             officer, director

Common Stock               Paul Hemmes, Ph.D.                                6,000,000 shares(1)                19.9%
                           5409 Ivy Street                              secretary, treasurer, chief
                           Springfield, OR 97478                        financial officer, director

Common Stock               David H. Regan., M.D.                             3,000,000 shares(1)                10.0%
                           5409 Ivy Street                              vice president of medical affairs,
                           Springfield, OR 97478                                  director

Common Stock               All directors and named executive               30,000,000 shares(2)                 99.6%
                           officers as a group
(1) Stock to be issued pursuant to the Asset Purchase and Employment Agreements.
(2) This total represents the aggregate beneficial ownership of our officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.

The Registrant is not aware of any other arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

============================ ========= ========================================
Name                           Age     Position
---------------------------- --------- ----------------------------------------
Geoffrey V.F. Seaman, Ph.D.     70     President, Chief Executive Officer,
                                       Director
---------------------------- --------- ----------------------------------------
Paul R. Hemmes, Ph.D.           59     Secretary, Treasurer, Chief Financial
                                       Officer, Director
---------------------------- --------- ----------------------------------------
David H. Regan, M.D.            60     Vice President of Medical Affairs,
                                       Director
============================ ========= ========================================

Dr. Geoffrey V. F. Seaman. Concurrent with our name change, Dr. Seaman was appointed our President, Chief Executive Officer and a director on June 16, 2003. From 2000 to 2002, Dr. Seaman was the President of Western Biomedical Research and from 1993 to 2000, served as the President of Emerald Diagnostics. Prior to that, Dr. Seam was the President and Director of Marketing for the Interfacial Dynamics Corporation from 1982 to 1993. During that time, he was also the Vice President of Research for the Eisenhower Medical Center in Rancho Mirage, California from 1988 to 1990. He has produced a variety of diagnostic test platforms including, a) polymer microsphere-based slide agglutination tests, b) lateral flow tests using enzyme amplification, c) a dye dip stick platform using changes in microsphere surface pH during the antigen/antibody reaction and d) changes in particle surface charge created by specific antigen/antibody reactions. Specific tests developed by Dr. Seaman include an electrophoretic mobility test for the early diagnosis of multiple sclerosis, a colloidal gold immunochromatographic assay for human chorionic gonadotrophin (hCG, pregnancy), a lateral flow test using progesterone as an aid to fertility assessment and a dip stick test for HIV I and II. Dr. Seaman is the author of more than two hundred publications and patents. He has been the organizer for courses on diagnostic test development given to the diagnostics industry annually for the past twelve years. Dr. Seaman provides review and consulting services to NIH, NASA and various diagnostic companies. Dr. Seaman is also a member of the American Chemical Society, the American Society of Biological Chemists, the American Society of Hematology, the American Society for Artificial Organs, the Biophysical Society, the Electrophoresis Society, the International Society of Biorhology, the New York Academy of Sciences, and the Society for Biomaterials. Dr. Seaman earned his Doctorate in Biophysics in 1959 and his Masters in Colloid Science, both of which he earned at the University of Cambridge, England. In 1961 he received his Licentiate in Chemistry from the Royal Institute of Chemistry, and his Bachelor's degree in Chemistry from the Royal College of Science in 1955. Dr. Seaman is not an officer or director of any other reporting company.

Dr. Paul R. Hemmes. Concurrent with our name change on June 16, 2003, Dr. Hemmes was appointed our Secretary, Treasurer, Chief Financial Officer and as one of our directors. Dr. Hemmes is responsible for the administration of corporate operations and management of our financial books and records. Since 1998, Dr. Hemmes has been the Director of Production for Spectral Diagnostics in Toronto, Ontario, where he is responsible for the production, process development and the transfer of technologies to the manufacturing stage. He has worked in a variety of diagnostic companies, both developing rapid diagnostic tests and honing his skills in transferring product successfully from research and development to manufacturing. Dr. Hemmes has published over sixty articles and has eight patents, and specializes in diagnostics detection methodology. Dr. Hemmes is a member of the American Chemistry Society, the Electrochemical Society, the Microchemical Society, and the Mathematical Associates of America. Dr. Hemmes received his Ph.D. in Physical Chemistry from the Polytechnic Institute of Brooklyn in 1976 and his Bachelor's of Science in Chemistry from Clarkson College in 1966. Dr. Hemmes is not an officer or director of any reporting company.

Dr. David H. Regan. Concurrent with our name change on June 16, 2003, Dr. Regan was appointed as our Vice President of Medical Affairs and as one of our directors. Dr. Regan is a hematologist and oncologist and is serving as a consulting medical director to The Registrant. From 1974 to the present, Dr. Regan has been a physician with the Northwest Cancer Specialists Laboratories, and serves as their Laboratory Medical Director. He is the past President of the Association of Community Cancer Centers. Dr. Regan diagnosed the first case of AIDS in the State of Oregon. Dr. Regan has a strong entrepreneurial background, with expertise in setting up clinical trials and quality assurance programs. He has been involved in several rapid diagnostic test companies and developed an early test for HIV I and II. Dr. Regan received his Medical Doctor degree from the University of Southern California in 1969 and his Bachelor of Science degree in Zoology from the University of California at Los Angeles in 1965. Dr. Regan is not an officer or director of any other reporting company.

ITEM 2.  ACQUISITION OF ASSETS.
-------------------------------

On June 16, 2003, the Registrant entered into Agreements with Dr. Geoffrey Seaman, Dr. Paul Hemmes, and Dr. David Regan to retain their management and technical services, including intellectual property necessary to develop the Registrant's proposed medical testing products. Pursuant to these agreements, the Registrant is required to issue 21,000,000 shares of its common stock to Dr. Seaman, 6,000,000 shares of its common stock to Dr. Hemmes, and 3,000,000 shares of its common stock to Dr. Regan in exchange for their management services and certain intellectual property necessary to develop the Registrant's proposed products and processes.

BUSINESS DESCRIPTION.

With the assistance of its new management, the Registrant intends to develop, manufacture and market a series of rapid, sensitive, accurate and reliable diagnostic tests that can be used to detect a variety of human diseases and conditions, and which have utility in a variety of veterinary and agricultural products. The Registrant believes that diagnostic tests are necessary to respond to epidemics, bio-terrorism attacks and simply to cut the current high cost of diagnostics for general health care.

The Registrant's current management has examined a wide range of current technologies used for rapid identification of microorganisms and toxic agents, but believes that cutting edge and high tech approaches are unproven on a large scale and do not meet the needs of today's environment. For these reasons, the Registrant's management will focus its efforts on established technology, and proposes to develop a panel of rapid, accurate, robust and easy to perform tests for field assays and point-of-care testing. The Registrant proposes to develop a product line of tests for the rapid and definitive detection of infectious diseases including bacterial and viral pathogens, as well as toxins, which the Registrant's management believes can be met by rapid latex agglutination slide tests for the primary on-site identification. The Registrant believes that such tests are simple, easy to manufacture, inexpensive and do not require instrumentation or electricity, nor are highly trained personnel necessary to read the test results.

The Registrant intends to develop and bring to the market place a series of diagnostic tests for various diseases and conditions using a latex-based technology that is novel and proprietary. The Registrant will make use of technology that is protected by existing patent applications and believes that the key steps in the process are virtually impossible to reverse engineer. The Registrant's current management has agreed to take the necessary steps to ensure that all intellectual property necessary to conduct such tests, including patents, is transferred to the Registrant. The Registrant's management believes that such rapid latex-based diagnostic tests represent an effective, simple, inexpensive and versatile analysis method, which is robust, technically mature and usable in the field. The Registrant's management believes that broad applications for this type of testing technology include identification of infectious diseases originating from epidemics, acts of terrorism or individual cases at point- of- care facilities. The Registrant's management anticipates that the latex technology platform is also broadly applicable in the medical, veterinary, agricultural and water diagnostic test markets. The Registrant's management believes that rapid latex tests have major advantages over many other diagnostic test approaches in speed and costs. In the estimation of the Registrant's management, such test technology will translate to less expensive delivery of health care, not only to the American public and other developed nations, but also in developing nations. Because rapid latex diagnostic tests do not require laboratory facilities or electrical power, the Registrant's management believes these types of tests are ideally suited for field-testing or use by first responders or various emergency personnel.

Technology Description. The Registrant intends to develop and market an improved line of latex diagnostic tests. In the estimation of the Registrant's management, latex diagnostic tests and assays have been developed over the past forty years or so with several hundred different rapid diagnostic tests now available commercially and many more at the research and development stage. These latex diagnostic tests have been produced in a variety of formats (particle slide agglutination tests, dipstick, particle capture, enzyme linked immunosorbent tests and immunoconcentration devices) and are employed to assay for antigens, antibodies, drugs of abuse and a variety of other biochemical materials. The Registrant's management believes that the innovative application of latex technology will enable the Registrant to develop simple and reliable tests for the instant diagnosis of a variety of diseases. The Registrant's technical staff is designing these tests such that the user can run them without any requirement for special training or particular equipment. The Registrant plans to develop the capability to produce a wide selection of qualitative instant diagnostic tests in either single or multiple disposable device formats, which the Registrant hopes will minimize manufacturing and packaging costs. By omitting unnecessary costly intermediate components and applying simple generic device design, the Registrant hopes to reduce the need for complex manufacturing equipment. The Registrant anticipates developing and marketing latex technology platforms which are currently in the research and development phase. These include a) pH dye transduction of antigen-antibody binding events b) latex microsphere aggregate mediated change in suspension transparency and c) enzyme amplified immunochromatography. The Registrant's technical staff has developed patent applications for these new technology platforms.

Rapid Diagnostic Tests under Immediate Consideration. The Registrant believes that there exists an urgent and critical need for rapid onsite detection and accurate identification of biological warfare agents. In addition there are several naturally occurring diseases, such as West Nile Virus, which have become health problems. For example, the Registrant believes that in developing nations, Hepatitis B infection is now a problem with hundreds of millions of individuals infected. In response to these situations, the Registrant hopes to develop rapid diagnostic tests for Hepatitis B, West Nile Virus and a test to establish successful vaccinations for small pox.

a)  Hepatitis B test

In the estimation of the Registrant's management, over half the children born in the People's Republic of China are born infected with Hepatitis B virus, and the Hepatitis B virus remains one of the most lethal infectious diseases in the world, ranking among the ten most common causes of death worldwide. The Registrant's scientific team has developed an active antibody to Hepatitis B surface antigen and plans to have rapid test kits available for Hepatitis B surface antigen and surface antibody and Hepatitis B core antibody. The Registrant's management believes there is an urgent need for rapid diagnostic tests for Hepatitis B, because blood donors who have antibodies to Hepatitis B Core Antigen (anti-HBc) but are free of Hepatitis B surface antigen (HBsAg), but may still be infectious and should be deferred as donors; a rapid diagnostic test would identify these types of donors.

b)  West Nile Virus (WN virus)

The Registrant's management believes that since the first detection of the WN virus North America in the summer of 1999, during an outbreak involving humans, horses and birds that there has been an increase in the frequency of outbreaks in humans and horses, an increase in the incidence of severe human disease and high bird death rates accompanying the human outbreaks. In the Registrant's management's estimation, wild and domestic birds are the principal amplifying hosts and "bird loving" mosquitoes of the Culex species the major vector of disease, and that since the mid 1990's, WN virus since its recent emergence in North America has become a major public, veterinary and wildlife health threat. Because this infection in humans who have weakened immune systems is likely to be life threatening, the Registrant's management believes there is an increasing need for a rapid diagnostic test for WN virus, and increasing risk of getting the virus into the nations blood supply, again pointing to need for rapid testing of blood donors. In the estimation of the Registrant's management, present diagnostic technology is slow, cumbersome and can only be conducted in a major laboratory setting. The Registrant is developing and validating a rapid microsphere-based test for WN virus. The Registrant's management believes that rapid latex tests have advantages over other types of immunoassay in speed and cost, and that such rapid definitive diagnostic tests can be deployed in the field and in rural areas since they require no instrumentation or electricity.

c) Rapid test for effectiveness of small pox vaccination.

The small pox vaccine consists of a live vaccine virus, which generates an immune defense to small pox infection in humans. The Registrant proposes to develop a rapid latex-based vaccinia antibody detection test for small pox vaccinations, which the Registrant believes will establish if the protective antibodies normally produced by the body in response to vaccination have in fact occurred. With the initiation of the nationwide small pox vaccination program, the Registrant believes that there will be a clear need for a suitable vaccination test.

The Registrant's management anticipates that many other rapid diagnostic tests can be very quickly developed in response to national needs, and believes that the technical expertise of its staff in this area position the Registrant to respond quickly to the sudden needs of bio-terrorism or in response to any epidemics that may arise.

The Registrant believes that an appropriate combination of the technology inventions, identification of ideal target markets, coupled with the basic capabilities of the principals will enable the Registrant to achieve its objectives and rapidly reduce the latex technology platforms to practice, allowing the Registrant to proceed to commercialization and sale of its products.


ITEM 5. OTHER EVENTS
--------------------

NAME CHANGE. On June 16, 2003, the Registrant effected a change in name from Vitatonics Corp. to Rapid Bio Tests Corporation. The name change became effective with the filing of a Certificate of Amendment to its Articles of Incorporation by with the Nevada Secretary of State. The Registrant's purpose in changing its name to Rapid Bio Tests Corporation reflects the fact the Registrant has changed its business focus (see ITEM 2). The Registrant hopes that this change of business direction will increase its profitability and improve the total value of the Registrant to its investors.

CHANGES IN SECURITIES.

REVERSE SPLIT. On June 16, 2003, the Registrant also effected a reverse split of its issued and outstanding common stock on a 1-for-250. The Registrant's Board of Directors authorized and approved a 1-for-250 reverse stock split of its issued and outstanding common stock. The Registrant's intent of the reverse stock split is to increase the marketability and liquidity of its common stock and hopefully increase the value of its common stock. As a result of the stock split, each two hundred fifty (250) shares of the Registrant's issued and outstanding common stock was decreased to one (1) fully paid and nonassessable share of common stock, $0.001 par value per share. Fractional shares were rounded upward. The reverse stock split reduced the number of shares of common stock outstanding from 28,546,972 shares as of April 24, 2003, to approximately 114,188 shares. The common stock will continue to be $0.001 par value.

INCREASE IN AUTHORIZED COMMON STOCK. By means of filing a Certicate of Amendment to its Articles of Incorporation on June 16, 2003, the Registrant effected an increase in the authorized number of shares of its $.001 par value common stock from 50,000,000 to 120,000,000.

The name change, reverse split and increase in authorized shares of common stock were approved on April 25, 2003, by unanimous approval of the Registrant's Board of Directors. In addition, shareholders holding a majority of the Registrant's outstanding common stock approved those actions by written consent in lieu of a meeting on April 25, 2003, in accordance with the relevant sections of the Nevada Revised Statutes.

CHANGE OF SYMBOL AND CUSIP NUMBER. Concurrent with these changes, the Registrant has a new symbol and CUSIP Number. The Registrant's symbol changed from "VITN" to "RBIO," and its CUSIP Number has changed from 928488-10-5 to 753339-10-0.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.
-----------------------------------------------

On June 16, 2003, Daniel McCormick resigned as the President and director of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. McCormick's resignation is filed as Exhibit 17.1 to this Form 8-K.

On June 16, 2003, George Farquhar resigned as the Secretary, Chief Financial Officer and director of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Farquhar's resignation is filed as Exhibit 17.2 to this Form 8-K.

On June 16, 2003, Dennis McCormick resigned as director of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. McCormick's resignation is filed as Exhibit 17.3 to this Form 8-K.

INDEX TO EXHIBITS
-----------------

2.1 Asset Purchase and Employment Agreement between Geoffrey V.F. Seaman, Ph.D., and Rapid Bio Tests Corporation

2.2 Asset Purchase and Employment Agreement between Paul Hemmes, Ph.D. and Rapid Bio Tests Corporation

2.3 Asset Purchase and Employment Agreement between David H. Regan, M.D. and Rapid Bio Tests Corporation

17.1     Resignation of Daniel McCormick

17.2     Resignation of George Farquhar

17.3     Resignation of Dennis McCormick

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Rapid Bio Tests Corporation


June 16, 2003                       By:      /s/ Geoffrey V.F. Seaman
                                             -----------------------------------
                                             Geoffrey V.F. Seaman, President